SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 29, 2003

Date of Report

(Date of earliest event reported)

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-25131 (Commission File No.)	91-1718107 (IRS Employer Identification Number)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

(Registrant’s Telephone Number, Including Area Code)

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.

99.1	Press Release, dated October 29, 2003

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 29, 2003, InfoSpace announced its financial results for the quarter ended September 30, 2003. A copy of the press release is furnished to the Commission as Exhibit 99.1 hereto.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2003

INFOSPACE, INC.

By:	/s/ John M. Hall

John M. Hall Senior Vice President and General Counsel

3